UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Thornburg Mortgage, Inc.

(Name of Registrant as Specified In Its Charter)

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Thornburg Mortgage, Inc.

150 Washington Avenue, Suite 302

Santa Fe, NM 87501

PROXY STATEMENT

Annual Meeting of Shareholders

April 19, 2005

Larry A. Goldstone	Thornburg Mortgage, Inc.
President and	150 Washington Avenue, Suite 302
Chief Operating Officer	Santa Fe, New Mexico 87501
www.thornburgmortgage.com

March 17, 2005

To Our Shareholders:

You are cordially invited to attend the 2005 Annual Meeting of Shareholders (the “Annual Meeting”) of Thornburg Mortgage, Inc. to be held at the Inn at Loretto, Zuni Room, 211 Old Santa Fe Trail, Santa Fe, NM 87501, on Tuesday, April 19, 2005, at 2:30 p.m., local time.

The purpose of the meeting is to re-elect two nominees to the board of directors. Information about the nominees for re-election as directors is in the enclosed proxy statement.

Only shareholders of record of our common stock at the close of business on March 9, 2005 will be entitled to notice of and to vote at the Annual Meeting.

Your vote, regardless of the number of shares you own, is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the annual meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support of and continued interest in Thornburg Mortgage, Inc.

Sincerely,

Larry A. Goldstone
President and Chief Operating Officer

THORNBURG MORTGAGE, INC.

150 Washington Avenue, Suite 302

Santa Fe, New Mexico 87501

(505) 989-1900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

The Annual Meeting of Shareholders of Thornburg Mortgage, Inc. will be held at the Inn at Loretto, Zuni Room, 211 Old Santa Fe Trail, Santa Fe, NM 87501 on Tuesday, April 19, 2005, at 2:30 p.m., local time to consider and act upon the following matters:

1.

The re-election of two Class II Directors to serve for three-year terms and until their successors are duly elected and qualified. The proxy statement accompanying this notice includes the names of the nominees to be presented by the Board of Directors for election;

2.	Such other business as may properly come before the Annual Meeting of Shareholders, or any and all adjournments thereof.

Only shareholders of record of our common stock at the close of business on March 9, 2005, the record date, will be entitled to vote at the Annual Meeting.

Management desires to have maximum representation of shareholders at the Annual Meeting. You may vote over the Internet, by telephone or by mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options. You may revoke your proxy by notice in writing to me, the company’s Secretary, at any time prior to its use, by presentation of a later-dated proxy or by attending the Annual Meeting and voting in person.

By order of the Board of Directors

Michael B. Jeffers
Secretary

Dated: March 17, 2005

THORNBURG MORTGAGE, INC.

150 Washington Avenue, Suite 302

Santa Fe, New Mexico 87501

(505) 989-1900

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 19, 2005

We are furnishing this proxy statement in connection with the solicitation of proxies by the Board of Directors of Thornburg Mortgage, Inc., a Maryland corporation (the “Company”), for use at our annual meeting of shareholders to be held at the Inn at Loretto, Zuni Room, 211 Old Santa Fe Trail, Santa Fe, NM 87501, on Tuesday, April 19, 2005, at 2:30 p.m., local time, and any and all adjournments thereof (collectively, the “Annual Meeting”). We are holding the Annual Meeting for the purposes described in the accompanying Notice of Annual Meeting of Shareholders. We are providing this proxy statement, the accompanying proxy card and the Notice of Annual Meeting of Shareholders to shareholders beginning on or about March 17, 2005.

GENERAL INFORMATION

Solicitation of Proxies

Our Board of Directors is soliciting the enclosed proxy. We will make proxy solicitations by mail, and also by telephone, facsimile transmission or otherwise, as we deem necessary. We will bear the costs of this solicitation. We will request banks, brokerage houses, nominees and other fiduciaries nominally holding shares of our common stock, $0.01 par value (the “Common Stock”), to forward the proxy soliciting material to the beneficial owners of such Common Stock and to obtain authorization for the execution of proxies. We will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners. We do not expect to engage an outside firm to solicit votes.

Record Date, Quorum and Voting Requirements

Holders of shares of Common Stock at the close of business on March 9, 2005 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting. On that date, approximately 94,070,092 shares of Common Stock were outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting. The presence, in person or by proxy, of shareholders of a majority of the issued and outstanding Common Stock held of record on the Record Date constitutes a quorum for the transaction of business at the Annual Meeting. The election of directors requires the affirmative vote of a majority of the shares of Common Stock present at a meeting at which a quorum is present.

Shares of Common Stock represented by all properly executed proxies received in time for the Annual Meeting will be voted, unless revoked, in accordance with the choices specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the re-election of the nominees named in this proxy statement as directors. Representatives of our transfer agent will assist us in the tabulation of the votes. Abstentions and broker non-votes are counted as shares represented at the meeting and entitled to vote for purposes of determining a quorum. Abstentions have the same legal effect as a vote “against” election of the directors. Brokers have the discretionary power to vote with respect to the election of directors, absent specific voting directions from the beneficial owners of such shares.

Dissenters’ Rights

Under Maryland law, you are not entitled to any dissenters’ rights with respect to the approval of the proposal described in this proxy statement.

Revocability of Proxy

Giving the enclosed proxy does not preclude your right to vote in person if you so desire. You may revoke your proxy at any time prior to its exercise by notifying our Secretary in writing, by giving us a later-dated proxy, or by attending the Annual Meeting and voting in person.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Our bylaws provide that the Board of Directors may adopt resolutions to determine the total number of directors on the Board as long as that number is between three (3) and twelve (12). Our bylaws also provide for a classified Board of Directors comprised of Classes I, II and III. Our bylaws further provide that, during the time we operate as a real estate investment trust (“REIT”), a majority of our directors must be Independent Directors. An Independent Director is defined in our bylaws as a director who meets the requirements for independence established by the New York Stock Exchange (the “NYSE”) and the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and who is not affiliated, directly or indirectly, with any person or entity responsible for conducting our day-to-day business affairs. Effectively, this means an Independent Director may not be affiliated with Thornburg Mortgage Advisory Corporation (the “Manager”), which manages our day-to-day operations, subject to the supervision of our Board of Directors.

Currently, the Board of Directors consists of twelve (12) directors, eight (8) of whom are Independent Directors, with four (4) directors in each of Classes I, II and III. The Board of Directors has determined that, effective April 19, 2005, ten (10) directors is an appropriate number, six (6) of whom will be Independent Directors, with four (4) directors in each of Class I and Class III and two (2) directors in Class II. The terms of the directors are staggered to provide for the election of one class each year for a three year term. The Class I, Class II and Class III directors are serving for terms expiring in 2007, 2005, and 2006, respectively. The Board of Directors has affirmatively determined that all of the Independent Directors are independent as defined by the listing standards of the NYSE, the applicable rules of the SEC and our bylaws.

Two (2) Class II directors will be re-elected at the Annual Meeting to serve for three-year terms and until their successors are elected and qualified. On the recommendation of the Nominating/Corporate Governance Committee, the Board of Directors has nominated Mr. Owen M. Lopez and Mr. Francis I. Mullin, III for re-election to the Board as Class II directors at the Annual Meeting. The nominees are currently members of the Board of Directors, and have agreed to being named in this proxy statement and to continue to serve if elected. In the event that any of the nominees is unable to serve, the proxy holders will vote for any other person that the Board of Directors designates. The election of each nominee as a director requires the affirmative vote of a majority of the Common Stock present in person or proxy at the Annual Meeting as long as a quorum is present. The proxies cannot be voted for a greater number of persons than the number of nominees. You will find each nominee’s biographical information below, along with biographical information for all other current and/or continuing directors.

Information Regarding Director Nominees and All Other Current and/or Continuing Directors

Class II Director Nominees - Terms Expiring in 2005

Owen M. Lopez, 64, has been one of our directors since December 1996. Mr. Lopez has been the Executive Director of the McCune Charitable Foundation in Santa Fe, New Mexico since 1994 and before that he was the Managing Partner of the Hinkle Law Firm, Santa Fe, New Mexico, from 1982 to 1993. Mr. Lopez is actively involved with a number of charitable and community organizations, and was formerly a trustee of the International Folk Art Foundation, a board member of the Santa Fe Chamber Music Festival, a regent of New Mexico Institute of

Mining and Technology, a commissioner of the National Museum of American Art of the Smithsonian Institution, a board member of St. John’s College in Santa Fe and a trustee of the Rocky Mountain Mineral Law Foundation. Mr. Lopez is a graduate of Stanford University, B.A., and Notre Dame University, J.D.

Francis I. Mullin, III, 61, has been one of our directors since January 2001. Mr. Mullin is currently managing member of Triumfo Property, L.L.C., which owns real estate assets in Santa Fe, New Mexico. From 1991 to 1995, he served as President and Chief Operating Officer of The Seven-Up Company. Mr. Mullin also served as Executive Vice President and Director of Dr. Pepper/Seven-Up Companies, Inc. prior to their acquisition by Cadbury Beverages in 1995. Over an 18-year period prior to that, he held numerous positions, including President of Canada Dry USA, President of Domestic Operations for RJR Nabisco’s Del Monte Franchise Beverages, and President and Chief Operating Officer of Tofutti Brands, Inc. Mr. Mullin currently serves on the Board of Directors of The Community Coffee Company.

Class II Directors - Terms Expiring in 2005

Mr. Lorie and Mr. Story will be leaving the Board of Directors effective with the expiration of their terms on April 19, 2005, and will become the initial members of our Advisory Board. Mr. Story is also retiring from the company after 12 years of service as Chief Financial Officer. Mr. Lorie has reached the mandatory retirement age and is leaving the board after 12 years of service as an independent director.

James H. Lorie, 83, has been one of our directors since we commenced operations in June 1993. He currently is Eli B. and Harriet B. Williams Professor Emeritus of Business Administration in the Graduate School of Business at the University of Chicago. Mr. Lorie has been Director of Research, Associate Dean and Acting Dean of the Graduate School of Business, University of Chicago. He has been a consultant to SRI on the future of the securities industry and has been a member of the National Market Advisory Board, the Board of the Chicago Board Options Exchange, the Board of the National Association of Securities Dealers, Inc., and the Board of Directors of Elsinore Corporation, Merrill Lynch & Co., Inc., the Square D Company and the Vulcan Materials Company. Mr. Lorie is a graduate of Cornell University, B.A. and M.A., and the University of Chicago, Ph.D.

Richard P. Story, 52, has been our Chief Financial Officer since we commenced operations in June 1993, and has been one of our directors since October 2001. He became an Executive Vice President in October 2001 and in July 2004, was promoted to a Senior Executive Vice President. Mr. Story has also been the Chief Accounting Officer of the Manager since May 1993 and a Managing Director of the Manager since December 1998. From April 1992 until April 1993, he was the Controller of Sharp HealthCare, a health care company in San Diego, California. As Controller, Mr. Story was responsible for financial statement preparation and reporting, and other corporate accounting responsibilities. From 1976 until April 1992, Mr. Story was employed at Great American Bank, a federal savings bank in San Diego, and from 1988 until 1992 held the position of Controller at that institution. As Controller, he was responsible for financial reporting, budgeting and planning, and other general accounting responsibilities.

Class III and I Directors - Terms Expiring in 2006 and 2007

Anne-Drue M. Anderson, 43, has been one of our directors since December 2003. From 2000 to 2001, Ms. Anderson served as President of Neighborhood Housing Services of America, a non-profit housing-related firm in Oakland, California. Prior to that she was an Executive Vice President and Director of Residential Lending for H.F. Ahmanson & Company and Home Savings of America, one of the nation’s largest full service consumer banks. She joined Home Savings as Treasurer in 1993 and in 1995 became the first female Executive Vice President in the 109-year history of the company. During her tenure at Home Savings, Ms. Anderson managed numerous areas, in addition to Residential Lending, including Secondary Marketing, Funds Management, Capital Markets, Online Banking, Corporate Marketing, Brand Management and Advertising. She currently serves as a director of Enterprise Development International, a non-profit micro lender that assists individuals in extreme poverty in numerous third world countries to create small businesses through subsidized lending and business training. Ms. Anderson is a Phi Beta Kappa graduate of Agnes Scott College, B.A., and the University of Texas at Austin, M.B.A.

David A. Ater, 59, has been one of our directors since March 1995. He is the owner of Ater and Associates, an owner/developer/broker of various commercial and residential real estate development projects, as well as a planning and management consulting firm with emphasis on property development. Mr. Ater is an owner and co-qualifying broker for New Mexico Commercial Realty, LLC, doing business as Grubb & Ellis/New Mexico, a nationally based commercial real estate brokerage. He is also a Trustee of Thornburg Investment Trust, a regulated investment company that is the issuer of twelve of the Thornburg Mutual Funds. Mr. Ater is also an advisory director of Century Bank of Santa Fe. Mr. Ater is actively involved with a number of charitable and community organizations, and is a member of the New Mexico Amigos, the state’s official goodwill ambassadors. Mr. Ater has been involved in a variety of real estate development projects since 1980, and from 1970 to 1980, was employed by First National Bank of Santa Fe where he was President and Chief Executive Officer from 1978 to 1980. Mr. Ater is a graduate of Stanford University.

Joseph H. Badal, 60, has been one of our directors since we commenced operations in June 1993. In October 2001, he became our Executive Vice President/Single Family Residential Lending and the Chief Executive Officer of Thornburg Mortgage Home Loans, Inc. (“TMHL”), our wholly-owned mortgage loan origination subsidiary. In July 2004, he was promoted to Senior Executive Vice President, Chief Lending Officer. He is also a Managing Director of the Manager. From 1994 through 2001, Mr. Badal was Senior Vice President of Residential Loan Production with Charter Mortgage Company, headquartered in Albuquerque, New Mexico. From 1980 to 1994, Mr. Badal was the President of Merit Southwest Development Company, Inc., a consulting and commercial and industrial real estate development firm headquartered in Albuquerque, New Mexico. He also worked with Norwest Mortgage in Albuquerque from 1992 to 1994. Mr. Badal is a former member of the New Mexico House of Representatives and former Chairman of the New Mexico Mortgage Finance Authority. Mr. Badal is a graduate of Temple University, B.S., and the University of New Mexico, M.B.A.

Eliot R. Cutler, 58, has been one of our directors since December 2003. Since November 2000, he has been a partner in the Washington, D.C. office of the law firm of Akin Gump Strauss Hauer & Feld LLP. Prior to that, he was a partner in the Washington, D.C. law firm of Cutler & Stanfield, LLP from 1988 to 2000. A specialist in the negotiation and development of large-scale infrastructure projects, Mr. Cutler served as Associate Director of the Office of Management and Budget under President Carter. Until his departure in 1980, he was the principal White House official in the environmental, energy and natural resources areas. During this time, Mr. Cutler also directed the President’s Energy Coordinating Committee and represented the U.S. in international summit negotiations concerning energy and environmental matters. Mr. Cutler has been General Counsel of the International Council of Shopping Centers and was the first American member of the Board of Directors of Skanska AB, one of the world’s largest construction companies. In private practice, Mr. Cutler has guided the development of airports, highways and other major infrastructure projects for both public and private sector clients. He is a Trustee of Thornburg Investment Trust, a regulated investment company that is the issuer of twelve of the Thornburg Mutual Funds. Mr. Cutler previously served as a director of the United Electric Company, the International Law Institute and Capital Ventures, Inc. He is a graduate of Harvard College, B.A., and Georgetown University, J.D.

Larry A. Goldstone, 50, our co-founder, has been our President, Chief Operating Officer and a director since we commenced operations in June 1993. Mr. Goldstone is also a Managing Director of the Manager. From November 1991 until August 1992, Mr. Goldstone was employed at Downey Savings and Loan Association, where he was a Senior Vice President and Treasurer primarily responsible for cash and liquidity management, mortgage portfolio management, wholesale funding and interest rate risk management. Prior to his employment at Downey Savings, Mr. Goldstone was employed by Great American Bank, a federal savings bank, for a period of eight years where he held a variety of increasingly responsible positions, including Senior Vice President, and manager in the Treasury Department and in the Mortgage Portfolio Management Department. Mr. Goldstone has extensive experience in all facets of mortgage finance, interest rate risk management and hedging. Mr. Goldstone has degrees in economics from New Mexico State University, B.A., and University of Arizona, M.B.A.

Ike Kalangis, 67, has been one of our directors since January 2001. Mr. Kalangis has more than 30 years of experience in the banking industry. From 1993 to 1997, he was Chairman, President and Chief Executive Officer of Boatmen’s Sunwest, Inc., a $4 billion multi-bank holding company with 13 community banks in New Mexico and El Paso, Texas, now Bank of America, N.A. (New Mexico). Prior to that time, Mr. Kalangis was Chairman, President and Chief Executive Officer of Sunwest Bank holding company, which then merged into Boatmen’s

Sunwest. In January 2003, Mr. Kalangis was appointed by the Governor of New Mexico to the State Investment Council. Mr. Kalangis presently serves on the Board of Directors for American Home Furnishings, Inc., the largest retail furniture operation in New Mexico. He also consults with a number of successful New Mexico independently owned chains, including Kabana, Inc. (Mati), the largest jewelry manufacturing company in New Mexico, in connection with business, organizational and financial planning, and management succession. Mr. Kalangis is a graduate of Hardin Simmons University and received his Master’s degree from the Southern Methodist University Graduate School of Banking.

Stuart C. Sherman, 66, has been one of our directors since we commenced operations in June 1993. He has been the President of S. C. Sherman & Company, Inc. and American Southwest Development Company, Inc., both commercial real estate development firms, since 1978. S. C. Sherman & Company, Inc. is also a real estate brokerage company. From April 1991 until September 1994, Mr. Sherman was also Executive Vice President of The Royce Company, a commercial real estate brokerage firm, and an affiliate of Great Western Financial Corporation. Mr. Sherman is a graduate of Allegheny College and the Brooklyn Law School.

Garrett Thornburg, 59, our founder, has been our Chairman of the Board, Chief Executive Officer and one of our directors since we commenced operations in June 1993. He is also Chairman, Chief Executive Officer and sole director of the Manager. Mr. Thornburg is also sole Director of Thornburg Investment Management, Inc. (“TIM”), an investment advisory firm organized in 1982, and of Thornburg Securities Corporation (“TSC”), a registered broker-dealer that acts as a distributor of mutual funds managed by TIM and that has also participated as an underwriter in previous public offerings of the Company’s Common Stock. Mr. Thornburg owns all of the voting shares of TIM, TSC, and the Manager. Mr. Thornburg is also Trustee and Chairman of Trustees of Thornburg Investment Trust, a regulated investment company that is the issuer of twelve of the Thornburg Mutual Funds. TIM is advisor to the twelve Thornburg Mutual Funds, which as of March 4, 2005 had assets of $8.4 billion, advisor to an additional $4.9 billion of institutional and separate investment accounts for high net worth clients and subadvisor to the New England Investment Company’s Daily Tax Free Income Fund with assets of $308 million. Mr. Thornburg currently is a member of the National Association of Real Estate Investment Trusts (“NAREIT”) Board of Governors and serves on the Board of Directors of the National Dance Institute of New Mexico. He is a graduate of Williams College, B.A., and Harvard University, M.B.A.

Information Regarding the Board of Directors and Committees of the Board

The Board of Directors has established the following committees: the Audit Committee, the Nominating/Corporate Governance Committee, the Compensation Committee and the Executive Committee. The Board of Directors has adopted written charters for the Audit Committee, the Nominating/Corporate Governance Committee and the Compensation Committee, current versions of which are available on our website at www.thornburgmortgage.com under the “Investors - Corporate Governance” section. You may find our Code of Business Conduct and Ethics and our Corporate Governance Guidelines in the Corporate Governance section of our website, as well. These documents are also available in print to anyone who requests them by writing to us at the following address: 150 Washington Avenue, Suite 302, Santa Fe, New Mexico 87501, or by phoning us at (505) 989-1900.

The Board of Directors held five (5) meetings and acted by unanimous written consent three (3) times during 2004. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which each served during 2004, with the exception of Mr. Lorie.

The Company encourages all directors to attend the annual meeting of shareholders. In 2004, eleven out of our twelve directors attended the annual meeting of shareholders.

Audit Committee

The Audit Committee consists of four (4) Independent Directors: Mr. Mullin (Chair), Ms. Anderson, Mr. Ater and Mr. Sherman. Each of the Audit Committee members meets the independence standards for Audit Committee members under the NYSE’s listing standards, applicable SEC regulations and our bylaws. The Audit Committee met fifteen (15) times in 2004. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities and in monitoring (i) the integrity of our financial statements and financial reporting process, (ii) the auditors’ qualifications and independence, (iii) the performance of our internal audit function and (iv) our process for monitoring compliance with laws and regulations. The Audit Committee selects our independent auditors and directly oversees their work, confirms the scope of audits to be performed by the auditors, reviews audit results and internal accounting and control procedures and policies, pre-approves all audit and permitted non-audit services to be performed for us by the independent auditors, reviews and approves the fees paid to the independent auditors, and reviews and recommends inclusion of our audited financial statements in our periodic reports that are filed with the SEC.

The Board of Directors has determined that Mr. Mullin, Ms. Anderson and Mr. Ater meet the SEC’s criteria for Audit Committee financial experts.

On February 22, 2005, the Audit Committee issued the following report:

THORNBURG MORTGAGE, INC.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors reviews the Company’s financial reporting process, its system of internal controls, its audit process and its process for monitoring compliance with laws and regulations. Each of the four Audit Committee members satisfies the definition of independent director as established in the NYSE Listing Standards, applicable SEC regulations and the Company’s bylaws. All members are financially literate and at least one member of the Audit Committee has accounting or related financial management expertise. The Board of Directors has determined that Mr. Mullin, Ms. Anderson and Mr. Ater meet the SEC’s criteria for Audit Committee financial experts.

The Audit Committee has reviewed the audited consolidated financial statements of the Company and discussed such statements with management. The Audit Committee has discussed with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm during the year 2004, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees - AU Section 380), as may be modified or supplemented.

The Audit Committee received from PwC the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with PwC its independence. Based on its review of the written disclosures and the letter regarding PwC’s independence and its discussions with PwC, the Audit Committee has determined that PwC’s provision to the Company of various non-audit services for the year 2004 is compatible with maintaining its independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and be filed with the SEC. The Audit Committee also appointed PwC to serve as the Company’s independent auditors for the year 2005.

This report of the Audit Committee shall not be deemed to be soliciting material or incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that this information be treated as soliciting material or specifically incorporates this information by reference, nor shall it be deemed filed under such Acts.

AUDIT COMMITTEE:	Francis I. Mullin III, Chair
Anne-Drue Anderson
David A. Ater
	Stuart C. Sherman	February 22, 2005

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee consists of four (4) Independent Directors: Mr. Lopez (Chair), Mr. Cutler, Mr. Lorie and Mr. Mullin. After the Annual Meeting, the Nominating/Corporate Governance Committee will consist of three (3) Independent Directors: Mr. Lopez (Chair), Mr. Cutler and Mr. Mullin. All of the members of the Nominating/Corporate Governance Committee are independent as defined by the NYSE’s listing standards and our bylaws. The Nominating/Corporate Governance Committee recommends to the entire Board of Directors future nominees for election as Independent Directors. The Nominating/Corporate Governance Committee considers potential nominees brought to its attention by any director or officer of the Company and will consider such candidates based on their backgrounds, skills, expertise, accessibility and availability to serve effectively on the Board.

The Nominating/Corporate Governance Committee will also consider nominees recommended in good faith by shareholders. Shareholders should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate to Mr. Lopez in care of the Company at the Company’s address no later than November 18, 2005. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long). The Nominating/Corporate Governance Committee also recommends to the Board of Directors the assignment of directors to committees, including the designation of committee chairs. In addition, the Nominating/Corporate Governance Committee is responsible for overseeing the implementation of, and periodically reviewing, our Corporate Governance Guidelines, as well as overseeing the Board of Directors’ annual review and evaluation of management’s performance. The Nominating/Corporate Governance Committee met two (2) times during 2004.

Compensation Committee

The Compensation Committee consists of five (5) Independent Directors: Mr. Kalangis (Chair), Mr. Cutler, Mr. Lopez, Mr. Lorie and Mr. Mullin. After the Annual Meeting, the Compensation Committee will consist of four (4) Independent Directors: Mr. Kalangis (Chair), Mr. Cutler, Mr. Lopez and Mr. Mullin. All of the members of the Compensation Committee are independent as defined by the NYSE’s listing standards and our bylaws. The Compensation Committee oversees the annual review by the Independent Directors of the fees paid by the Company to the Manager. The Compensation Committee also administers our Amended and Restated 2002 Long-Term Incentive Plan (the “Plan”) and approves the grant of awards under the Plan. Under the Plan, our officers, directors and employees of the Manager, and other persons expected to provide significant services to us, are eligible to receive awards of Dividend Equivalent Rights (“DERs”), Phantom Stock Rights (“PSRs”) and Stock Appreciation Rights (“SARs”). The Compensation Committee met two (2) times during 2004, other than in connection with its quarterly approval of incentive awards under the Plan.

Executive Committee

The Executive Committee is comprised of Mr. Thornburg (Chair), Mr. Ater and Mr. Sherman. The Executive Committee meets to consider various matters delegated by the Board of Directors and to make recommendations to the Board of Directors regarding such matters. The Executive Committee did not meet in 2004.

Directors’ Compensation

Each Independent Director receives an annual fee of $20,000 plus $1,000 for each meeting of the Board of Directors that he or she attends. Each member of the Audit Committee receives $1,000 for each meeting that he or she attends. In addition, the chair of the Audit Committee receives an annual fee of $3,000. Each Independent Director serving on the Executive Committee receives $1,000 for each meeting that he or she attends. The members of the Nominating/Corporate Governance Committee and the Compensation Committee do not receive compensation for service on those respective committees. Independent Directors are reimbursed for expenses related to their attendance at Board of Directors and committee meetings.

Under the Plan, each Independent Director receives 10,000 PSRs and 15,000 DERs as of the date of such director’s appointment to the Board of Directors, and thereafter, each such director receives additional PSRs equivalent to the value of options to purchase Common Stock for that number of shares equal to 0.1% of the total number of shares of Common Stock and preferred stock that we sell in any public or private offering, including shares of Common Stock that we sell under the waiver portion of the optional cash purchase feature of our Dividend Reinvestment and Stock Purchase Plan (the “DRSPP”), but excluding shares issued under the reinvestment portion of the DRSPP (collectively, “Equity Sales”). Awards of DERs based on Equity Sales were discontinued in April 2003. The Compensation Committee may make additional grants or awards of PSRs, DERs, or SARs to directors, provided that any director who is a member of the Compensation Committee may not participate in the determination of, or vote on, any award for him or herself.

During 2004, all of the Independent Directors, as a group, were granted 10,440 PSRs. Of all grants made to Independent Directors prior to December 31, 2004, 53,217 PSRs were vested and 41,958 PSRs were not vested. Based on the closing price of our Common Stock as of December 31, 2004 of $28.96, the vested PSRs had a value of $1,541,164.

During 2004, the Independent Directors, as a group, received $191,644 in cash and 45,919 additional PSRs in lieu of cash as payments of dividend equivalents on their DERs and PSRs. As of December 31, 2004, they held, as a group, 122,194 PSRs that had been received in lieu of cash for dividend equivalents for all periods prior to December 31, 2004. Based on the closing price of our Common Stock as of December 31, 2004 of $28.96, these PSRs had a value of $3,538,748.

Mandatory Retirement Age

The Board of Directors adopted a policy in January 2005 instituting a mandatory retirement age of 75 for non-management directors.

Executive Sessions of the Board of Directors

An executive session of all Independent Directors to review the performance of management and the Company and any related matters is held immediately preceding each regularly scheduled quarterly meeting of the Board of Directors. Either the chair of the Audit Committee or the chair of the Nominating/Corporate Governance Committee chairs these meetings.

Communications with the Board of Directors

Shareholders may send communications to the Board of Directors at the following address: 150 Washington Avenue, Suite 302, Santa Fe, New Mexico, 87501, or by e-mail to ir@thornburgmortgage.com, specifying whether the communication is directed to the entire Board of Directors, the Independent Directors or to a particular director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RE-ELECT THE TWO CLASS II DIRECTORS THAT HAVE BEEN RENOMINATED TO THE BOARD OF DIRECTORS. PROXIES WILL BE VOTED FOR SUCH APPROVAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE PROXY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 9, 2005, relating to the beneficial ownership of Common Stock by each of our directors and executive officers, and all of our executive officers and directors as a group. To our knowledge, there are no beneficial owners who hold more than 5% of the outstanding shares of Common Stock. Unless otherwise indicated, each person listed has sole voting and investment power over the shares that he or she beneficially owns.

Name of Security Holder	Number of Shares	Percent of Voting Shares Outstanding (1)
Garrett Thornburg (2)	776,411	*
Anne-Drue M. Anderson (3)	2,651	*
David A. Ater (3)	76,753	*
Joseph H. Badal (4)	33,393	*
Eliot R. Cutler (3)	7,921	*
Larry A. Goldstone (5)	197,586	*
Ike Kalangis (3)	14,333	*
Owen M. Lopez (3)	15,001	*
James H. Lorie (3)	57,076	*
Francis I. Mullin, III (3)	16,423	*
Stuart C. Sherman (3)	17,651	*
Richard P. Story (6)	145,760	*

All Executive Officers and Directors as a Group (12 persons)	1,360,959	1.45%

*	less than 1% of the outstanding shares.

(1)	Based on 94,070,092 shares of Common Stock issued and outstanding, as of March 9, 2005.

(2)

Mr. Thornburg is Chairman of the Board and the Chief Executive Officer. The holdings reported for Mr. Thornburg exclude 46,310 shares of Common Stock held by Mr. Thornburg’s wife and 73,480 of Common Stock held in trust for his children and descendents.

(3)

Ms. Anderson, Mr. Ater, Mr. Cutler, Mr. Kalangis, Mr. Lopez, Mr. Lorie, Mr. Mullin and Mr. Sherman are directors. The holdings reported for Mr. Ater exclude 2,036 shares of Common Stock held by Mr. Ater’s wife. The holdings reported for Mr. Cutler exclude 2,942 shares of Common Stock held by Mr. Cutler’s wife and 5,815 shares of Common Stock held in trusts for his children. The holdings reported for Mr. Lorie exclude 12,000 shares of Common Stock held by the estate of Mr. Lorie’s wife.

(4)	Mr. Badal is Senior Executive Vice President, Chief Lending Officer, and a director. The holdings reported for Mr. Badal exclude 4,471 shares of Common Stock held by Mr. Badal’s wife.

(5)	Mr. Goldstone is the President and Chief Operating Officer and a director.

(6)	Mr. Story is Senior Executive Vice President, Chief Financial Officer and a director.

MANAGEMENT

Our executive officers and their positions are as follows:

Name	Age	Positions Held
Garrett Thornburg	59	Chairman of the Board, Director and Chief Executive Officer
Larry A. Goldstone	50	Director, President and Chief Operating Officer
Richard P. Story	52	Director, Senior Executive Vice President, Chief Financial Officer
Joseph H. Badal	60	Director, Senior Executive Vice President, Chief Lending Officer

Effective March 21, 2005, Clarence (Clay) Simmons, III will join the Company as a Senior Executive Vice President. On April 29, 2005, he will become our Chief Financial Officer concurrent with the retirement of Mr. Story, our current Chief Financial Officer.

Mr. Simmons, 52, was a Managing Director at Countrywide Financial Corporation (CFC) in Calabasas, California, from 1999 until 2005. During his tenure at CFC, Mr. Simmons was a founder of CFC’s bank subsidiary, Treasury Bank, N.A. and served as chief operating officer, chief risk oversight officer and chief accounting officer of the unit. In his capacities, Mr. Simmons was responsible for building the bank’s lending, financial management, strategic planning and credit risk management infrastructure. From 1997 to 1999, Mr. Simmons served as Senior Vice President and Chief Operating and Financial Officer at CanadaTrust USA, Inc. in Rochester, New York. From 1984 to 1997, Mr. Simmons worked at First Federal Savings and Loan Association in Rochester, New York, where he held a variety of increasingly responsible positions, including Senior Vice President and Chief Financial Officer. Mr. Simmons is a graduate of Bowdoin College, B.A., and State University of New York, Binghamton, M.B.A.

The executive officers serve at the discretion of the Board of Directors. You will find biographical information regarding Mr. Thornburg, Mr. Goldstone, Mr. Story and Mr. Badal under Proposal No. 1 above.

EXECUTIVE COMPENSATION

We have not paid, and do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Our executive officers are compensated by the Manager from the income the Manager receives under the Amended and Restated Management Agreement between the Company and the Manager, dated as of July 1, 2004 (the “Management Agreement”). Under the Plan, management directors, executive officers and key management employees receive an aggregate grant of PSRs equivalent to the value of options to purchase Common Stock for that number of shares equal to 3% of Equity Sales. The Compensation Committee allocates the aggregate awards of PSRs among the eligible individuals. The Compensation Committee also has the discretion to grant additional DERs, PSRs and SARs to eligible individuals under the Plan.

The following table presents the total number of vested DERs held by our executive officers at December 31, 2004. The Compensation Committee discontinued making awards of DERs based on Equity Sales in April 2003, and no DERs were granted to executive officers during 2004.

DERs Outstanding

During Year Ended December 31, 2004

Number of Vested DERs Outstanding at 12/31/04
Garrett Thornburg	180,945
Larry A. Goldstone	180,945
Richard P. Story	119,091
Joseph H. Badal	86,875

The following table presents the total number of PSRs granted to our executive officers and outstanding during the year ended December 31, 2004. This table excludes PSRs issued in lieu of cash dividend equivalents paid on DERs and PSRs at the election of the holder.

PSRs Granted and Outstanding

During Year Ended December 31, 2004 (1)

	Number of PSRs Granted During 2004	Value of PSRs on Date of Grant	Non-Vested PSRs Outstanding at 12/31/04	Vested PSRs Outstanding at 12/31/04	Value of Vested PSRs at 12/31/04 (2)
Garrett Thornburg	1,652	$46,602	6,134	46,533	$1,347,596
Larry A. Goldstone	1,652	46,602	6,134	29,534	855,305
Richard P. Story	1,546	43,628	5,229	11,708	339,064
Joseph H. Badal	1,546	43,628	5,229	15,990	463,070

(1)

The PSRs vest over a three-year period, determined by the Compensation Committee at the time of grant, at a rate of one-half or one-third at the end of each year, respectively. Dividend equivalents are paid on vested and non-vested PSRs granted on or before October 20, 2003 and can be paid in the form of cash or additional PSRs equal to the cash dividend value. PSRs granted after October 20, 2003 do not earn a dividend equivalent until they are vested.

(2)	The value of each PSR is based on the closing price of $28.96 of the Common Stock on December 31, 2004.

During 2004, Mr. Thornburg, Mr. Goldstone, Mr. Story and Mr. Badal received additional PSRs in the amounts of 30,323, 28,273, 17,446, and 13,072 respectively, in lieu of cash as payments of dividend equivalents on their DERs and PSRs. As of December 31, 2004, they held 102,472, 96,857, 57,935 and 37,624 PSRs, respectively, that had been received in lieu of cash for dividend equivalents for all periods prior to December 31, 2004. Based on the closing price of our Common Stock as of December 31, 2004 of $28.96, these PSRs had a value of $2,967,576, $2,804,989, $1,677,804 and $1,089,594, respectively.

Compensation Committee Interlocks and Insider Participation

Currently, the members of the Compensation Committee are Mr. Kalangis, Mr. Cutler, Mr. Lopez, Mr. Lorie and Mr. Mullin, although Mr. Lorie will leave the Compensation Committee on April 19, 2005 when his term as a director expires. Mr. Kalangis, Mr. Cutler, Mr. Lopez, and Mr. Mullin have obtained residential first lien mortgage loans from us as described in the section of this proxy statement entitled “Certain Relationships and Related Transactions.”

THORNBURG MORTGAGE, INC.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors administers the Plan. The Compensation Committee also oversees the annual review by the Independent Directors of the fees paid by the Company to the Manager. In addition, the Compensation Committee reviews and approves the Company’s goals and objectives relevant to the Manager’s compensation and evaluates the performance of the Company’s executive officers (including the chief executive officer) in light of these goals and objectives.

The Compensation Committee has reviewed the Company’s goals and objectives relevant to the Manager’s compensation and has determined that the performance of the Company’s CEO and the executive officers is consistent with these goals and objectives. The Compensation Committee approved the aggregate awards of PSRs granted under the Plan which were based on formulas tied to the Company’s equity sales as set forth in the Plan and described in the section of the Proxy Statement entitled “Executive Compensation.”

The Compensation Committee and the Board of Directors (including a majority of the Independent Directors) also approved the specific amounts of incentive awards to the management directors and executive officers out of the aggregate awards made pursuant to the equity sales formula referenced above. In approving the specific awards to these individuals, the Compensation Committee considered each person’s specific contributions toward meeting the Company’s performance and business expansion goals in 2004.

COMPENSATION COMMITTEE:	Ike Kalangis (Chair)
Eliot R. Cutler
Owen M. Lopez
James H. Lorie
Francis I. Mullin, III
March 9, 2005

Total Return Comparison

The following graph presents a total return comparison of the Common Stock for the five year period from December 31, 1999 through December 31, 2004, to the Bloomberg Mortgage REIT Index, the NAREIT Composite Index and the S&P 500 Financials Index. The total return reflects stock price appreciation and the value of dividends for the Common Stock and for each of the comparative indices. We obtained this information from sources that we believe to be reliable, but we do not guarantee its accuracy or completeness. The graph assumes that the value of the investment in the Common Stock and each index was $100 on December 31, 1999, and that all dividends were reinvested. The total return performance shown on the graph is not necessarily indicative of future total return performance.

Total Return Comparison From December 31, 1999

Through December 31, 2004

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Thornburg Mortgage, Inc.	$100.00	$116.72	$173.48	$198.34	$483.79	$595.36
Bloomberg Mortgage REIT Index	100.00	127.53	170.89	210.82	403.58	450.16
NAREIT Composite Index	100.00	125.89	145.41	152.99	211.84	276.26
S&P 500 Financials Index	100.00	110.83	145.17	123.98	112.92	141.80

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to being our Chairman of the Board, our Chief Executive Officer and one of our directors, Mr. Thornburg is Chairman of the Board, Chief Executive Officer and a director of the Manager and owns a controlling interest in the Manager. Mr. Goldstone, in addition to being our President, our Chief Operating Officer and one of our directors, is a Managing Director of the Manager. Mr. Story, one of our Senior Executive Vice Presidents, our Chief Financial Officer and one of our directors, is also a Managing Director and the Chief Accounting Officer of the Manager. Mr. Badal, one of our Senior Executive Vice Presidents and one of our directors, is also a Managing Director of the Manager. As such, Mr. Thornburg, Mr. Goldstone, Mr. Story and Mr. Badal are paid employees of the Manager. Mr. Goldstone, Mr. Story and Mr. Badal own minority interests in the Manager. Effective March 21, 2005, Mr. Simmons will become one of our Senior Executive Vice Presidents as well as a Managing Director of the Manager. As such, he will also become a paid employee of the Manager.

We pay the Manager an annual base management fee based on average shareholders’ equity, adjusted for liabilities that are not incurred to finance assets (“Average Historical Equity” as defined in the Management Agreement) payable monthly in arrears as follows: 1.23% of the first $300 million of Average Historical Equity, plus 0.90% of that portion above $300 million. The fee earned on Average Historical Equity over $1.5 billion is limited to 0.80% with the fee decreasing an additional 0.05% for each additional $0.5 billion in Average Historical Equity thereafter until reaching a fee of 0.65% on any Average Historical Equity greater than $3.0 billion. These percentages are subject to annual inflation adjustments. For the year ended December 31, 2004, the Manager earned $16,170,000 in base management fees in accordance with the terms of the Management Agreement. In addition, our wholly-owned subsidiaries, including TMHL and its wholly-owned subsidiaries, have entered into separate management agreements with the Manager for additional management services for a combined amount of $850 per month, paid in arrears.

The Manager is also entitled to earn performance-based compensation in an amount equal to 20% of our annualized net income before performance-based compensation, above an annualized return on equity equal to the ten year U.S. Treasury Rate plus 1%. Once the Manager has earned a performance fee of $30 million, the performance fee percentage of 20% is reduced by 1% for each additional $5 million earned in performance fees until reaching a performance fee percentage of 15% for any amount greater than $50 million. For the year ended December 31, 2004, the Manager earned performance-based compensation in the amount of $34,611,000.

According to the terms of the Management Agreement, certain defined expenses of the Manager and affiliates of the Manager are reimbursed by the Company, principally expenses of TMHL, related to mortgage loan acquisition, origination, selling, servicing, securitization and hedging activities, including the personnel and office space attributed to these activities. During 2004, we reimbursed the Manager $8,926,990 for expenses, in accordance with the terms of the Management Agreement.

Pursuant to the terms of the Management Agreement, in the event that a person or entity obtains 20% or more of Common Stock, if we are combined with another entity, or if we terminate the Management Agreement other than for cause, we are obligated to acquire substantially all of the assets of the Manager through an exchange of shares of Common Stock with a value based on a formula tied to the Manager’s net profits.

Our bylaws provide that the Board of Directors shall evaluate the performance of the Manager before entering into or renewing any management arrangement and that the Independent Directors shall determine at least annually that the Manager’s compensation is reasonable in relation to the nature and quality of services performed.

Pursuant to an employee residential mortgage loan program approved by the Board of Directors, certain of our directors and officers have obtained residential first lien mortgage loans from us. In general, the terms of the loans and the underwriting requirements are identical to the loan programs that we offer to unaffiliated third parties. Prior to the effective date of the Sarbanes-Oxley Act of 2002, at the time each individual entered into a loan agreement, such individual received a discount on the interest rate which is subject to cancellation at the time such individual’s employment with us is terminated for any reason. Since the enactment of the Sarbanes-Oxley Act, our directors and executive officers are no longer eligible to receive a discount on the interest rate for new loans, although any existing mortgage loans were grandfathered. The following table presents the balance of the mortgage loans as of

March 9, 2005, the largest aggregate balance outstanding during 2004, the interest rate and the maturity date of the mortgage loans.

	First Mortgage Balance at 3/9/2005	Largest Aggregate Balance During 2004	Weighted Average Interest Rate	Maturity Date
David A. Ater	$147,216	$703,296	4.875%	July 2034
Joseph H. Badal	290,000	290,000	4.000%	June 2032
Eliot R. Cutler	3,600,000	3,600,000	4.125%	July 2031
Larry A. Goldstone	1,598,732	1,631,974	4.765%	June 2034
Ike Kalangis (1)	350,000	—	5.125%	February 2035
Owen M. Lopez	450,000	450,000	6.250%	August 2034
Francis I. Mullin, III	2,874,333	2,874,333	4.375%	December 2032
Stuart C. Sherman (1)	—	148,000	—
Richard P. Story (1)	—	440,000	—

	$9,310,281	$10,137,603	4.460%

(1)	Mr. Sherman and Mr. Story paid off their mortgage loans in 2005. Mr. Kalangis entered into a mortgage loan in 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain of our officers, and persons who beneficially own more than 10% of Common Stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

There are no beneficial owners of 10% or more of our equity securities. Based solely on our review of the copies of such forms that we received, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that during the year ended December 31, 2004, our executive officers and directors complied with all filing requirements in a timely fashion.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed PwC, independent registered public accounting firm, to examine our financial statements for the year ended December 31, 2005.

A representative of PwC is expected to be available by teleconference at the Annual Meeting and will be provided with an opportunity to make a statement and to respond to appropriate questions from shareholders.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees

We paid aggregate fees of approximately $544,700 and $332,000 to PwC for professional services rendered to us and our subsidiaries with respect to the integrated audit of our consolidated financial statements and our Annual Report on Internal Controls over Financial Reporting as of December 31, 2004, the reviews of the financial statements included in our quarterly reports, and issuance of comfort letters and consents in connection with offerings and SEC filings for the years ended December 31, 2004 and 2003, respectively.

Audit-Related Fees

We paid aggregate fees of approximately $63,300 and $86,700 to PwC for audit-related services rendered to us for the years ended December 31, 2004 and 2003, respectively. These services included the issuance of procedures, letters and related services in connection with loan securitizations and the review of accounting matters for anticipated transactions or new accounting pronouncements and general discussions regarding the application of accounting principles.

Tax Fees

We paid aggregate fees of approximately $70,500 and $65,300 to PwC for tax-related services rendered to us for the years ended December 31, 2004 and 2003, respectively. These services included the preparation of the Company’s and TMHL’s tax returns.

All Other Fees

We did not pay any fees to PwC for services other than the services referred to above, for the years ended December 31, 2004 and 2003, respectively.

The Audit Committee has adopted written policies and procedures whereby it may pre-approve the provision of certain services to us by the independent public auditors. The policy of the Audit Committee is to pre-approve the audit, audit-related, tax and non-audit services to be performed during the year on an annual basis which will include the estimated fees for such services, in accordance with lists of such services adopted by the Audit Committee. The Audit Committee will review and revise the lists on a quarterly basis and will review the invoices submitted by the independent public auditors for any pre-approved services that were performed during the quarter. The Audit Committee chair is authorized to pre-approve audit services for any specific additional projects arising during a quarter that have not previously been pre-approved by the Audit Committee. The chair will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has determined that PwC’s provision of non-audit services to us and our subsidiaries is compatible with the maintenance of PwC’s independence.

OTHER MATTERS

We know of no other matters to come before the Annual Meeting other than those stated in the Notice of the Annual Meeting. To date, we have not received any shareholder proposals. However, if any other matters are properly presented to the shareholders for action, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

SHAREHOLDER PROPOSALS

Our Secretary must receive written notification of any proposal that a shareholder submits for inclusion in our proxy statement and proxy for the 2006 annual meeting of shareholders by November 18, 2005, in accordance with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934. Such written notice must set forth (i) a brief description of the matter desired to be brought before the meeting; (ii) the shareholder’s name and address as they appear on our books; (iii) the number of shares of Common Stock that the shareholder owns; (iv) the shareholder’s intention to continue to hold the Common Stock through the date of the 2006 annual meeting of shareholders; and (v) any material interest of the shareholder in such matter.

If a shareholder submits a proposal for the 2006 annual meeting of shareholders other than in accordance with Rule 14a-8 and that shareholder does not provide notice of such proposal to us by February 1, 2006, the holders of any proxy solicited by the Board of Directors for use at that meeting will have discretionary authority to vote on that proposal without a description of that proposal in our proxy statement for that meeting.

ANNUAL REPORT

Together with this proxy statement, we are mailing the 2004 Annual Report to shareholders which includes financial statements for the year ended December 31, 2004, as well as other information about our activities. The 2004 Annual Report is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials.

A COPY OF THE FORM 10-K ANNUAL REPORT (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2004, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WHICH WE HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE. THE REQUEST SHOULD BE DIRECTED TO US AT 150 WASHINGTON AVENUE, SUITE 302, SANTA FE, NEW MEXICO, 87501.

By the order of the Board of Directors

Larry A. Goldstone
President and Chief Operating Officer

March 17, 2005

Santa Fe, New Mexico

Thornburg Mortgage, Inc.

150 Washington Avenue, Suite 302

Santa Fe, NM 87501

ANNUAL MEETING OF SHAREHOLDERS OF

THORNBURG MORTGAGE, INC.

April 19, 2005

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ò Please detach along perforated line and mail in the envelope provided. ò

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS. The re-election of two Class II Directors to serve for three years, each until his successor is duly elected and qualified.		2.	Such other business as may properly come before the Annual Meeting of Shareholders, or at any and all adjournments thereof.
NOMINEES:
☐	FOR ALL NOMINEES	O Owen M. Lopez O Francis I. Mullin, III		THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO VOTE IS INDICATED HEREIN, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED FOR ELECTION AS DIRECTORS AND IN ACCORDANCE WITH THE PROXIES’ BEST JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:	●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

THORNBURG MORTGAGE, INC.

150 Washington Avenue, Suite 302

Santa Fe, NM 87501

505-989-1900

PROXY - Annual Meeting of Shareholders - Tuesday, April 19, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Garrett Thornburg and Larry A. Goldstone as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Thornburg Mortgage, Inc. (the “Company”) held of record by the undersigned on March 9, 2005 at the Annual Meeting of Shareholders to be held on Tuesday, April 19, 2005 or at any adjournment thereof..

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

THORNBURG MORTGAGE, INC.

April 19, 2005

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	COMPANY NUMBER

- OR -	ACCOUNT NUMBER
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

ò Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ò

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS. The re-election of two Class II Directors to serve for three years, each until his successor is duly elected and qualified.		2.	Such other business as may properly come before the Annual Meeting of Shareholders, or at any and all adjournments thereof.
NOMINEES:
☐	FOR ALL NOMINEES	O Owen M. Lopez O Francis I. Mullin, III		THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO VOTE IS INDICATED HEREIN, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED FOR ELECTION AS DIRECTORS AND IN ACCORDANCE WITH THE PROXIES’ BEST JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:	●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.